  Page 1 of 24 Table of Contents                                                                                              2020  FOURTH QUARTER Conference Call 877-876-9173 | ID – EastGroup February 10, 2021 11:00 a.m. Eastern Time webcast available at EastGroup.net  Supplemental Information y g | | | p 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net December 31, 2020

    Page 2 of 24 Table of Contents     Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows .................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics ............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program ....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2021 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of coronavirus disease (COVID-19) on our business and the businesses of our tenants (including their ability to timely make rent payments) and the economy generally; the duration of any “shelter-in-place” or “stay-at-home” orders or other formal recommendations for social distancing which may have affected our operations or the operations of our tenants, and the speed and extent to which revenues of our tenants recover following the lifting of any such orders or recommendations; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2021, whether as a result of new information, future events or otherwise.

    Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2020 December 31, 2019 ASSETS Real estate properties 3,159,497$ 2,844,567 Development and value-add properties 359,588 419,999 3,519,085 3,264,566 Less accumulated depreciation (955,328) (871,139) 2,563,757 2,393,427 Unconsolidated investment 7,446 7,805 Cash 21 224 Other assets 149,579 144,622 TOTAL ASSETS 2,720,803$ 2,546,078 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities 124,194$ 111,394 Unsecured debt 1,107,708 938,115 Secured debt 78,993 133,093 Accounts payable and accrued expenses 69,573 92,024 Other liabilities 69,817 69,123 Total Liabilities 1,450,285 1,343,749 EQUITY Stockholders' Equity: Common stock; $0.0001 par value; 70,000,000 shares authorized; 39,676,828 shares issued and outstanding at December 31, 2020 and 38,925,953 at December 31, 2019 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,610,053 1,514,055 Distributions in excess of earnings (329,667) (316,302) Accumulated other comprehensive income (loss) (10,752) 2,807 Total Stockholders' Equity 1,269,638 1,200,564 Noncontrolling interest in joint ventures 880 1,765 Total Equity 1,270,518 1,202,329 TOTAL LIABILITIES AND EQUITY 2,720,803$ 2,546,078

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	2019	2020	2019
REVENUES				
Income from real estate operations	$ 92,592	86,480	362,669	330,813
Other revenue	76	70	354	574
	92,668	86,550	363,023	331,387
EXPENSES				
Expenses from real estate operations	25,863	24,294	103,368	93,274
Depreciation and amortization	30,686	27,697	116,359	104,724
General and administrative	3,384	4,905	14,404	16,406
Indirect leasing costs	139	105	661	411
	60,072	57,001	234,792	214,815
OTHER INCOME (EXPENSE)				
Interest expense	(8,777)	(8,249)	(33,927)	(34,463)
Gain on sales of real estate investments	13,145	29,662	13,145	41,068
Other	231	320	942	163
NET INCOME	37,195	51,282	108,391	123,340
Net income attributable to noncontrolling interest in joint ventures	(14)	(1,673)	(28)	(1,678)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	37,181	49,609	108,363	121,662
Other comprehensive income (loss) - cash flow hedges	2,693	2,429	(13,559)	(3,894)
TOTAL COMPREHENSIVE INCOME	$ 39,874	52,038	94,804	117,768
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.94	1.29	2.77	3.25
Weighted average shares outstanding	39,507	38,561	39,185	37,442
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.94	1.28	2.76	3.24
Weighted average shares outstanding	39,653	38,687	39,296	37,527

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,	
		2020	2019	2020	2019
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$	37,181	49,609	108,363	121,662
Depreciation and amortization		30,686	27,697	116,359	104,724
Company's share of depreciation from unconsolidated investment		34	35	137	141
Depreciation and amortization from noncontrolling interest		(28)	(45)	(142)	(186)
Gain on sales of real estate investments		(13,145)	(29,662)	(13,145)	(41,068)
Gain on sales of non-operating real estate		-	(83)	-	(83)
Noncontrolling interest in gain on sales of real estate investments of consolidated joint ventures		-	1,671	-	1,671
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS		54,728	49,222	211,572	186,861
Gain on casualties and involuntary conversion		-	(80)	(161)	(428)
FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION	$	54,728	49,142	211,411	186,433
NET INCOME	$	37,195	51,282	108,391	123,340
Interest expense [(1)]		8,777	8,249	33,927	34,463
Depreciation and amortization		30,686	27,697	116,359	104,724
Company's share of depreciation from unconsolidated investment		34	35	137	141
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")		76,692	87,263	258,814	262,668
Gain on sales of real estate investments		(13,145)	(29,662)	(13,145)	(41,068)
Gain on sales of non-operating real estate		-	(83)	-	(83)
EBITDA for Real Estate ("EBITDAre")	$	63,547	57,518	245,669	221,517
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.94	1.28	2.76	3.24
FFO attributable to common stockholders	$	1.38	1.27	5.38	4.98
FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders	$	1.38	1.27	5.38	4.97
Weighted average shares outstanding for EPS and FFO purposes		39,653	38,687	39,296	37,527

[(1)] Net of capitalized interest of $2,089 and $2,386 for the three months ended December 31, 2020 and 2019, respectively; and $9,651 and $8,453 for the twelve months ended December 31, 2020 and 2019, respectively.

Page 5 of 24

  Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2020 2019 2020 2019 NET INCOME 37,195$ 51,282 108,391 123,340 Gain on sales of real estate investments (13,145) (29,662) (13,145) (41,068) Gain on sales of non-operating real estate - (83) - (83) Net loss on other - - - 884 Interest income (15) (28) (101) (129) Other revenue (76) (70) (354) (574) Indirect leasing costs 139 105 661 411 Depreciation and amortization 30,686 27,697 116,359 104,724 Company's share of depreciation from unconsolidated investment 34 35 137 141 Interest expense (1) 8,777 8,249 33,927 34,463 General and administrative expense (2) 3,384 4,905 14,404 16,406 Noncontrolling interest in PNOI of consolidated joint ventures (41) (62) (171) (199) PROPERTY NET OPERATING INCOME ("PNOI") 66,938 62,368 260,108 238,316 PNOI from 2019 and 2020 Acquisitions (2,065) (1,434) (8,434) (2,929) PNOI from 2019 and 2020 Development and Value-Add Properties (7,494) (3,680) (24,050) (8,109) PNOI from 2019 and 2020 Operating Property Dispositions (255) (950) (1,081) (4,787) Other PNOI 87 68 257 247 SAME PNOI (Straight-Line Basis) 57,211 56,372 226,800 222,738 Net lease termination fee income from same properties (48) (317) (709) (1,258) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 57,163 56,055 226,091 221,480 Straight-line rent adjustments for same properties 374 261 1,361 (867) Acquired leases — market rent adjustment amortization for same properties (134) (170) (583) (730) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 57,403$ 56,146 226,869 219,883 Twelve Months Ended December 31, December 31, (1) Net of capitalized interest of $2,089 and $2,386 for the three months ended December 31, 2020 and 2019, respectively; and $9,651 and $8,453 for the twelve months ended December 31, 2020 and 2019, respectively. (2) Net of capitalized development costs of $1,637 and $2,121 for the three months ended December 31, 2020 and 2019, respectively; and $6,689 and $6,918 for the twelve months ended December 31, 2020 and 2019, respectively. Three Months Ended

  Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2020 2019 OPERATING ACTIVITIES Net income 108,391$ 123,340 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 116,359 104,724 Stock-based compensation expense 6,579 6,838 Gain on sales of real estate investments and non-operating real estate (13,145) (41,151) Gain on casualties and involuntary conversion on real estate assets (161) (180) Changes in operating assets and liabilities: Accrued income and other assets (4,615) (5,558) Accounts payable, accrued expenses and prepaid rent (18,851) 6,514 Other 1,728 1,385 NET CASH PROVIDED BY OPERATING ACTIVITIES 196,285 195,912 INVESTING ACTIVITIES Development and value-add properties (195,446) (318,288) Purchases of real estate (49,199) (142,712) Real estate improvements (33,131) (37,775) Net proceeds from sales of real estate investments and non-operating real estate 21,565 66,737 Proceeds from casualties and involuntary conversion on real estate assets 242 723 Repayments on mortgage loans receivable 1,679 915 Changes in accrued development costs (5,339) (3,644) Changes in other assets and other liabilities (28,627) (9,293) NET CASH USED IN INVESTING ACTIVITIES (288,256) (443,337) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 625,387 932,658 Repayments on unsecured bank credit facilities (613,097) (1,015,678) Proceeds from unsecured debt 275,000 290,000 Repayments on unsecured debt (105,000) (75,000) Repayments on secured debt (54,306) (55,593) Debt issuance costs (1,090) (893) Distributions paid to stockholders (not including dividends accrued) (119,765) (108,795) Proceeds from common stock offerings 90,721 284,710 Proceeds from dividend reinvestment plan - 212 Other (6,082) (4,346) NET CASH PROVIDED BY FINANCING ACTIVITIES 91,768 247,275 DECREASE IN CASH AND CASH EQUIVALENTS (203) (150) CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 224 374 CASH AND CASH EQUIVALENTS AT END OF YEAR 21$ 224 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $9,651 and $8,453 for 2020 and 2019, respectively 32,362$ 30,839 Cash paid for operating lease liabilities 1,476 1,314 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 495$ 15,435 Twelve Months Ended December 31,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

		Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	% Change		Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019	% Change
Same Property Portfolio [1]								
Square feet as of period end		38,612	38,612			38,612	38,612	
Average occupancy		97.4%	97.3%	0.1%		97.0%	97.0%	0.0%
Occupancy as of period end		97.7%	97.2%	0.5%		97.7%	97.2%	0.5%
Same Property Portfolio Analysis (Cash Basis) [1][2]								
Income from real estate operations	$	79,846	78,714	1.4%	$	318,433	309,230	3.0%
Less cash received for lease terminations		(61)	(332)			(769)	(1,440)	
Income excluding lease termination income		79,785	78,382	1.8%		317,664	307,790	3.2%
Expenses from real estate operations		(22,382)	(22,236)	0.7%		(90,795)	(87,907)	3.3%
PNOI excluding income from lease terminations	$	57,403	56,146	2.2%	$	226,869	219,883	3.2%
Same Property Portfolio Analysis (Straight-Line Basis) [1][2]								
Income from real estate operations	$	79,593	78,608	1.3%	$	317,595	310,645	2.2%
Less cash received for lease terminations		(61)	(332)			(769)	(1,440)	
Add straight-line rent write-offs for lease terminations		13	15			60	182	
Income excluding lease termination income		79,545	78,291	1.6%		316,886	309,387	2.4%
Expenses from real estate operations		(22,382)	(22,236)	0.7%		(90,795)	(87,907)	3.3%
PNOI excluding income from lease terminations	$	57,163	56,055	2.0%	$	226,091	221,480	2.1%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/19 through 12/31/20.

[2] Includes deferred rent charges for executed deferral agreements that qualify for the modified COVID-19-related guidance provided by the FASB.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,	
		2020	2019	2020	2019
SELECTED INCOME STATEMENT INFORMATION		*(Items below represent increases or (decreases) in FFO)*			
Straight-line rent income adjustment	$	1,154	1,196	4,888	4,985
Reserves for uncollectible straight-line rent		(774)	(45)	(1,795)	(84)
Net straight-line rent adjustment		380	1,151	3,093	4,901
Cash received for lease terminations		61	332	769	1,519
Less straight-line rent write-offs		(13)	(15)	(60)	(183)
Net lease termination fee income		48	317	709	1,336
Reserves for uncollectible cash rent		(323)	(64)	(968)	(364)
Stock-based compensation expense		(1,546)	(2,661)	(6,579)	(6,838)
Debt issuance costs amortization		(373)	(344)	(1,418)	(1,344)
Indirect leasing costs		(139)	(105)	(661)	(411)
Gain on casualties and involuntary conversion [(1)]		-	80	161	428
Acquired leases - market rent adjustment amortization		368	382	1,432	1,218
Assumed mortgages - fair value adjustment amortization		5	5	20	23

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	2019	2020	2019
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares	39,507	38,561	39,185	37,442
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	39,507	38,561	39,185	37,442
Potential common shares:				
Unvested restricted stock	146	126	111	85
DILUTED SHARES FOR EPS AND FFO	39,653	38,687	39,296	37,527

(1) Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2020	2019	2018	2017	2016
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,720,803	2,546,078	2,131,705	1,953,221	1,825,764
Equity Market Capitalization		5,477,783	5,164,306	3,348,269	3,071,927	2,461,251
Total Market Capitalization (Debt and Equity) (1)		6,791,879	6,350,438	4,458,037	4,183,620	3,566,865
Shares Outstanding - Common		39,676,828	38,925,953	36,501,356	34,758,167	33,332,213
Price per share	$	138.06	132.67	91.73	88.38	73.84
FFO CHANGE						
FFO per diluted share (2)	$	5.38	4.98	4.66	4.25	4.00
Change compared to same period prior year		8.0%	6.9%	9.6%	6.3%	9.0%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	3.08	2.94	2.72	2.52	2.44
FFO per diluted share (2)		5.38	4.98	4.66	4.25	4.00
Dividend payout ratio		57%	59%	58%	59%	61%
COMMON DIVIDEND YIELD						
Dividend distribution	$	3.08	2.94	2.72	2.52	2.44
Price per share		138.06	132.67	91.73	88.38	73.84
Dividend yield		2.23%	2.22%	2.97%	2.85%	3.30%
FFO MULTIPLE						
FFO per diluted share (2)	$	5.38	4.98	4.66	4.25	4.00
Price per share		138.06	132.67	91.73	88.38	73.84
Multiple		25.66	26.64	19.68	20.80	18.46
INTEREST & FIXED CHARGE COVERAGE RATIO						
EBITDAre	$	245,669	221,517	200,788	180,214	166,463
Interest expense		33,927	34,463	35,106	34,775	35,213
Interest and fixed charge coverage ratio		7.24	6.43	5.72	5.18	4.73
DEBT-TO-EBITDAre RATIO						
Debt	$	1,310,895	1,182,602	1,105,787	1,108,282	1,101,333
EBITDAre		245,669	221,517	200,788	180,214	166,463
Debt-to-EBITDAre ratio		5.34	5.34	5.51	6.15	6.62
Adjusted debt-to-pro forma EBITDAre ratio		4.43	3.92	4.73	5.45	6.05
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		19.3%	18.7%	24.9%	26.6%	31.0%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's 2019 adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business. The Company has adjusted its 2018 and prior results, as necessary, to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 4th Qtr 2020	Costs Incurred Cumulative at 12/31/20	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 2/8/21	
Lease-up								
Gilbert Crossroads A & B	Phoenix, AZ	140,000	$ 205	16,768	17,500	01/21	100%	
Rancho Distribution Center [2]	Los Angeles, CA	162,000	27,325	27,325	29,400	03/21	100%	
CreekView 121 7 & 8	Dallas, TX	137,000	1,920	16,559	18,500	04/21	100%	
Hurricane Shoals 3	Atlanta, GA	101,000	232	8,811	10,800	04/21	100%	
World Houston 44	Houston, TX	134,000	229	8,126	9,100	05/21	0%	
Gateway 4	Miami, FL	197,000	362	22,047	26,000	06/21	0%	
Interstate Commons 2 [2]	Phoenix, AZ	142,000	110	12,241	12,500	06/21	89%	
Tri-County Crossing 3 & 4	San Antonio, TX	203,000	1,550	14,409	16,100	06/21	43%	
Northwest Crossing 1-3	Houston, TX	278,000	994	22,322	25,900	09/21	9% [3]	
Ridgeview 1 & 2	San Antonio, TX	226,000	723	17,093	19,000	10/21	13%	
Settlers Crossing 3 & 4	Austin, TX	173,000	1,010	17,504	19,400	10/21	70%	
SunCoast 7	Ft Myers, FL	77,000	413	7,373	8,700	11/21	0%	
LakePort 1-3	Dallas, TX	194,000	1,795	19,781	22,500	12/21	10%	
Total Lease-up		2,164,000	36,868	210,359	235,400		44%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [4]		**6.9%**						
Under Construction								
Gilbert Crossroads C & D	Phoenix, AZ	178,000	6,617	6,617	21,400	06/22	0%	
Steele Creek X	Charlotte, NC	162,000	4,234	4,234	12,600	07/22	0%	
Basswood 1 & 2	Dallas, TX	237,000	4,754	4,754	22,100	10/22	0%	
Total Under Construction		577,000	15,605	15,605	56,100		0%	Wgt Avg %
Under Construction: Projected Stabilized Yield [4]		**7.1%**					35%	Wgt Avg %
Development: Projected Stabilized Yield [4]		**7.1%**						
Value-Add: Projected Stabilized Yield [4]		**5.8%**						

Prospective Development	Acres	Projected SF	4th Qtr 2020	Cumulative at 12/31/20
Phoenix, AZ [5]	-	-	(4,973)	-
Ft Myers, FL	49	622,000	152	7,866
Miami, FL	34	376,000	388	20,296
Orlando, FL	123	1,488,000	1,879	27,678
Tampa, FL [6]	28	349,000	(627)	5,723
Atlanta, GA	11	120,000	1,392	1,392
Jackson, MS	3	28,000	-	706
Charlotte, NC [5]	30	313,000	(3,249)	4,325
Dallas, TX	112	1,353,000	12,498	37,428
El Paso, TX	13	168,000	2,587	2,587
Houston, TX	84	1,223,000	336	20,758
San Antonio, TX	24	366,000	225	4,865
Total Prospective Development	511	6,406,000	10,608	133,624
Total Development and Value-Add Properties	511	9,147,000	$ 63,081	359,588

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) These value-add projects were acquired by EastGroup.

(3) Northwest Crossing 3 has a short-term lease which temporarily brings the project to 48% leased.

(4) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

(5) Negative amounts represent land inventory costs transferred to *Under Construction*.

(6) Negative amount represents land inventory costs transferred to *Real Estate Properties* for trailer storage expansion.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
		Square Feet (SF)	4th Qtr 2020	Cumulative at 12/31/20	Conversion Date	% Leased 2/8/21
1st Quarter						
Logistics Center 6 & 7 [1]	Dallas, TX	142,000	$ 2	15,783	01/20	100%
Settlers Crossing 1	Austin, TX	77,000	-	9,418	01/20	100%
Settlers Crossing 2	Austin, TX	83,000	48	8,855	01/20	100%
Parc North 5	Dallas, TX	100,000	1	9,115	02/20	84%
Airport Commerce Center 3	Charlotte, NC	96,000	-	8,893	03/20	100%
		498,000	51	52,064		
2nd Quarter						
Horizon VIII & IX	Orlando, FL	216,000	-	18,218	04/20	100%
Ten West Crossing 8	Houston, TX	132,000	5	9,836	04/20	65%
Tri-County Crossing 1 & 2	San Antonio, TX	203,000	306	16,439	04/20	100%
SunCoast 8	Ft Myers, FL	77,000	(18)	8,315	05/20	100%
CreekView 121 5 & 6	Dallas, TX	139,000	(18)	15,513	06/20	100%
		767,000	275	68,321		
3rd Quarter						
Parc North 6	Dallas, TX	96,000	(15)	10,768	07/20	100%
SunCoast 6	Ft Myers, FL	81,000	-	8,600	07/20	100%
Arlington Tech Centre 1 & 2 [1]	Dallas, TX	151,000	210	14,496	08/20	33%
Gateway 5	Miami, FL	187,000	2	25,075	08/20	100%
Steele Creek IX	Charlotte, NC	125,000	(27)	11,114	08/20	100%
Grand Oaks 75 2 [1]	Tampa, FL	150,000	215	15,140	09/20	100%
Rocky Point 2 [1]	San Diego, CA	109,000	207	20,083	09/20	100%
		899,000	592	105,276		
4th Quarter						
Southwest Commerce Center [1]	Las Vegas, NV	196,000	153	28,487	10/20	100%
		196,000	153	28,487		
Total Transferred to Real Estate Properties		2,360,000	$ 1,071	254,148		
Projected Stabilized Yield [2]		**7.3%**				93% Wgt Avg %

[1] These value-add projects were acquired by EastGroup.

[2] Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2020

($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]
1st Quarter				
01/16/20	Arlington Tech Centre Land	Dallas, TX	6.7 Acres	$ 1,725
02/28/20	Wells Point One	Austin, TX	50,000 SF	6,231
03/16/20	Horizon West Land	Orlando, FL	121.5 Acres	20,528
2nd Quarter				
None				
3rd Quarter				
09/02/20	SunCoast Commerce Center - Phase IV Land	Fort Myers, FL	28.9 Acres	3,313
4th Quarter				
10/15/20	Rancho Distribution Center	Los Angeles, CA	162,000 SF	27,862 [2]
12/04/20	CreekView Phase 3 Land	Dallas, TX	11.3 Acres	3,985
12/15/20	McKinney Land	Dallas, TX	40.1 Acres	12,239
12/15/20	Cherokee 75 Business Center 1	Atlanta, GA	85,000 SF	8,323
12/17/20	Americas Ten Phase 2 Land	El Paso, TX	12.7 Acres	2,516
12/17/20	The Rock	Dallas, TX	212,000 SF	34,102
12/23/20	Blairs Bridge Land	Atlanta, GA	11.4 Acres	1,381
Total Acquisitions			509,000 SF 232.6 Acres	$ 122,205

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain
1st Quarter					
None					
2nd Quarter					
None					
3rd Quarter					
None					
4th Quarter					
12/01/20	University Business Center 120	Santa Barbara, CA	46,000 SF	$ 10,500	6,335 [3] [4]
12/23/20	Central Green	Houston, TX	80,000 SF	10,500	6,810 [3]
Total Dispositions			126,000 SF	$ 21,000	13,145

[1] Represents acquisition price plus closing costs.

[2] Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

[3] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[4] EastGroup owned 80% of University Business Center 120 through a joint venture partnership. EastGroup sold its 80% share of the joint venture, and the partnership was dissolved. The information shown for this transaction represents EastGroup's 80% ownership.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Upgrade on Acquisitions	$	16	758	298	1,863
Tenant Improvements:					
New Tenants		2,941	1,605	11,811	13,113
Renewal Tenants		881	1,875	3,284	3,908
Other:					
Building Improvements		1,777	940	4,962	5,304
Roofs		3,504	3,940	8,529	12,179
Parking Lots		129	187	568	1,455
Other		243	18	803	834
TOTAL REAL ESTATE IMPROVEMENTS (2)	$	9,491	9,323	30,255	38,656

CAPITALIZED LEASING COSTS (Principally Commissions) (1)		Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Development and Value-Add	$	1,350	1,980	5,223	8,065
New Tenants		1,347	1,422	5,732	5,900
Renewal Tenants		812	1,390	7,244	5,069
TOTAL CAPITALIZED LEASING COSTS	$	3,509	4,792	18,199	19,034

(1) Included in *Other Assets*.

(2) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Total Real Estate Improvements	$	30,255	38,656
Change in Real Estate Property Payables		(373)	(876)
Change in Construction in Progress		3,249	(5)
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	33,131	37,775

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2020	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	35	589	4.7	15.6%	9.5%	$ 2.78	$ 2.46	$ 5.24
Renewal Leases	41	921	3.7	15.2%	6.6%	0.61	0.99	1.60
Total/Weighted Average	**76**	**1,510**	**4.1**	**15.4%**	**7.9%**	**$ 1.46**	**$ 1.56**	**$ 3.02**
					Per Year	**$ 0.36**	**$ 0.38**	**$ 0.74**

Weighted Average Retention [3] **67.5%**

Twelve Months Ended December 31, 2020	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	135	2,299	4.9	20.9%	13.5%	$ 4.48	$ 2.39	$ 6.87
Renewal Leases	224	5,819	4.0	22.0%	11.8%	0.60	1.25	1.85
Total/Weighted Average	**359**	**8,118**	**4.3**	**21.7%**	**12.3%**	**$ 1.70**	**$ 1.57**	**$ 3.27**
					Per Year	**$ 0.40**	**$ 0.37**	**$ 0.77**

Weighted Average Retention [3] **79.7%**

	12/31/20	09/30/20	06/30/20	03/31/20	12/31/19
Percentage Leased	98.0%	97.8%	97.5%	97.3%	97.6%
Percentage Occupied	97.3%	96.4%	97.0%	96.7%	97.1%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.

(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.

(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2020
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet		Same Property PNOI Change (excluding income from lease terminations)				Rental Change New and Renewal Leases [3]			
						2021 [2]	2022	QTR		YTD		QTR		YTD	
								Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]
Florida															
Tampa	4,496,000	10.3%	9.4%	98.7%	98.3%	873,000	678,000	5.0%	5.8%	4.0%	4.8%	18.3%	7.4%	18.4%	8.5%
Orlando	3,685,000	8.4%	9.0%	97.4%	97.3%	515,000	665,000	2.8%	2.3%	0.9%	0.2%	19.8%	10.9%	23.7%	13.6%
Jacksonville	2,273,000	5.2%	4.1%	99.8%	99.4%	552,000	521,000	7.6%	5.2%	4.7%	3.3%	29.1%	18.7%	19.4%	9.7%
Miami/Ft. Lauderdale	1,459,000	3.3%	4.0%	95.0%	95.0%	130,000	122,000	-4.4%	-6.7%	2.0%	0.2%	22.8%	16.8%	19.8%	11.5%
Ft. Myers	549,000	1.2%	1.6%	100.0%	100.0%	21,000	74,000	0.6%	2.2%	1.3%	1.9%	16.1%	3.1%	11.9%	2.6%
	12,462,000	**28.4%**	**28.1%**	**98.1%**	**97.9%**	**2,091,000**	**2,060,000**	**3.5%**	**3.0%**	**2.8%**	**2.4%**	**21.5%**	**11.4%**	**20.0%**	**10.4%**
Texas															
Dallas	4,568,000	10.4%	9.5%	97.4%	96.2%	355,000	798,000	10.0%	12.3%	5.7%	7.2%	21.4%	12.9%	18.9%	16.1%
Houston	5,795,000	13.2%	13.1%	97.2%	95.9%	877,000	1,012,000	-1.4%	-1.9%	3.0%	4.1%	5.6%	-3.2%	4.9%	-2.0%
San Antonio	3,664,000	8.4%	8.7%	96.7%	96.6%	418,000	482,000	-3.5%	-4.3%	-2.3%	-1.8%	4.8%	3.0%	10.2%	3.7%
Austin	953,000	2.2%	2.8%	100.0%	100.0%	92,000	164,000	4.9%	7.2%	1.5%	3.7%	N/A	N/A	18.7%	13.3%
El Paso	957,000	2.2%	1.6%	98.4%	98.4%	108,000	118,000	8.1%	7.1%	8.2%	7.6%	22.3%	12.1%	43.1%	26.3%
	15,937,000	**36.4%**	**35.7%**	**97.4%**	**96.5%**	**1,850,000**	**2,574,000**	**1.5%**	**1.6%**	**2.4%**	**3.4%**	**12.8%**	**4.6%**	**13.1%**	**6.4%**
California															
San Francisco	1,045,000	2.4%	2.8%	100.0%	100.0%	113,000	202,000	8.9%	0.9%	-4.1%	-10.0%	36.1%	25.9%	67.3%	43.9%
Los Angeles [5]	2,323,000	5.3%	6.9%	100.0%	100.0%	836,000	550,000	15.5%	4.1%	4.1%	4.9%	23.2%	12.4%	61.8%	41.2%
Fresno	398,000	0.9%	0.6%	99.0%	94.7%	116,000	78,000	0.4%	-1.1%	-0.4%	-4.2%	19.6%	11.1%	14.5%	6.3%
San Diego	867,000	2.0%	2.9%	94.4%	94.0%	80,000	22,000	-69.2%	-6.5%	-19.8%	14.4%	35.6%	26.2%	32.5%	19.7%
	4,633,000	**10.6%**	**13.2%**	**98.9%**	**98.4%**	**1,145,000**	**852,000**	**-0.3%**	**1.4%**	**-1.8%**	**1.5%**	**26.7%**	**16.5%**	**59.3%**	**38.9%**
Arizona															
Phoenix	2,502,000	5.7%	5.7%	98.6%	97.0%	433,000	377,000	2.3%	4.2%	-1.0%	-0.4%	17.6%	2.9%	13.6%	6.4%
Tucson	848,000	1.9%	1.9%	100.0%	100.0%	48,000	16,000	2.6%	6.7%	1.5%	4.0%	N/A	N/A	13.4%	2.0%
	3,350,000	**7.6%**	**7.6%**	**98.9%**	**97.8%**	**481,000**	**393,000**	**2.4%**	**4.9%**	**-0.3%**	**0.8%**	**17.6%**	**2.9%**	**13.6%**	**5.4%**
Other Core															
Atlanta	976,000	2.2%	1.5%	100.0%	95.7%	68,000	68,000	-12.3%	-11.7%	17.0%	42.8%	-1.8%	-3.0%	-2.8%	-4.8%
Charlotte	3,407,000	7.8%	6.7%	97.9%	97.9%	420,000	894,000	4.7%	2.6%	3.9%	3.4%	19.0%	6.5%	15.3%	6.2%
Denver	886,000	2.0%	2.6%	97.6%	97.6%	149,000	211,000	9.9%	9.2%	8.4%	9.0%	-2.4%	8.4%	1.5%	3.3%
Las Vegas	754,000	1.7%	1.8%	98.4%	91.6%	221,000	115,000	-3.2%	-0.3%	-1.0%	1.8%	N/A	N/A	N/A	N/A
	6,023,000	**13.7%**	**12.6%**	**98.3%**	**96.7%**	**858,000**	**1,288,000**	**1.7%**	**1.3%**	**5.4%**	**7.9%**	**3.9%**	**4.7%**	**8.2%**	**3.7%**
Total Core Markets	**42,405,000**	**96.7%**	**97.2%**	**98.0%**	**97.3%**	**6,425,000**	**7,167,000**	**1.9%**	**2.2%**	**2.1%**	**3.2%**	**16.3%**	**8.7%**	**22.1%**	**12.6%**
Total Other Markets	**1,449,000**	**3.3%**	**2.8%**	**98.6%**	**98.6%**	**95,000**	**201,000**	**3.6%**	**2.9%**	**2.7%**	**4.0%**	**-10.4%**	**-16.7%**	**5.3%**	**-1.9%**
Total Operating Properties	**43,854,000**	**100.0%**	**100.0%**	**98.0%**	**97.3%**	**6,520,000**	**7,368,000**	**2.0%**	**2.2%**	**2.1%**	**3.2%**	**15.4%**	**7.9%**	**21.7%**	**12.3%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).

(2) Includes month-to-month leases.

(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.

(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.

(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through December 31, 2020

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	862,000	2.0%	$ -	0.0%
2021 [1]	6,520,000	14.9%	43,528	15.9%
2022	7,368,000	16.8%	46,418	16.9%
2023	6,554,000	14.9%	41,282	15.0%
2024	7,106,000	16.2%	44,575	16.3%
2025	5,616,000	12.8%	37,232	13.6%
2026	3,805,000	8.7%	22,858	8.3%
2027	2,257,000	5.1%	16,071	5.9%
2028	1,525,000	3.5%	6,900	2.5%
2029	1,045,000	2.4%	6,893	2.5%
2030 and beyond	1,196,000	2.7%	8,602	3.1%
TOTAL	43,854,000	100.0%	$ 274,359	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2020
(Unaudited)

Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1 U.S. Postal Service	1	Houston, TX	110,000		
	1	San Diego, CA	105,000		
	1	New Orleans, LA	99,000		
	1	Orlando, FL	62,000		
	2	Tampa, FL	59,000		
				1.0%	1.3%
2 The Chamberlain Group	2	Tucson, AZ	350,000		
	1	Charlotte, NC	11,000		
				0.8%	0.9%
3 WNA Comet West, Inc.	1	Los Angeles, CA	411,000	0.9%	0.9%
4 FedEx Corp.	1	Dallas, TX	157,000		
	1	Ft. Myers, FL	63,000		
	1	Ft. Lauderdale, FL	50,000		
	1	San Diego, CA	22,000		
	1	Jackson, MS	6,000		
				0.7%	0.8%
5 Essendant Co.	1	Orlando, FL	404,000	0.9%	0.8%
6 Mattress Firm	1	Houston, TX	202,000		
	1	Tampa, FL	109,000		
	1	Jacksonville, FL	49,000		
	1	Ft. Myers, FL	25,000		
				0.9%	0.8%
7 Price Transfer	1	Los Angeles, CA	262,000	0.6%	0.7%
8 Kuehne & Nagel, Inc.	2	Houston, TX	172,000		
	2	Charlotte, NC	106,000		
				0.6%	0.7%
9 Oceaneering International, Inc.	3	Orlando, FL	259,000	0.6%	0.7%
10 Agility	2	Houston, TX	246,000	0.6%	0.6%
	30		3,339,000	7.6%	8.2%

(1) Calculation: Customer Annualized Base Rent as of 12/31/20 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
December 31, 2020
($ in thousands, except per share data)
(Unaudited)

	2021	2022	2023	2024	2025	2026 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	40,000	75,000	115,000	120,000	95,000	665,000	1,110,000	6.1
Weighted average interest rate	*2.34%*	*3.03%*	*2.96%*	*3.47%*	*3.94%*	*3.14%*	*3.19%*	
Secured debt (fixed rate)								
Balloon payments	40,323	32,655	-	-	-	1,549	74,527	
Amortization	3,962	115	119	122	128	123	4,569	
	44,285	32,770	119	122	128	1,672	79,096	0.8
Weighted average interest rate	*4.71%*	*4.09%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*	*4.43%*	
Total unsecured debt and secured debt	**84,285**	**107,770**	**115,119**	**120,122**	**95,128**	**666,672**	**1,189,096**	5.7
Weighted average interest rate	*3.58%*	*3.35%*	*2.96%*	*3.47%*	*3.94%*	*3.14%*	*3.27%*	

Unsecured debt and secured debt (fixed rate)	$ 1,189,096
Unsecured bank credit facilities (variable rate)	
$45MM Line - 1.144% - matures 7/30/2022	-
$350MM Line - 1.152% - matures 7/30/2022	125,000
Total carrying amount of debt	**$ 1,314,096**
Total unamortized debt issuance costs	(3,201)
Total debt net of unamortized debt issuance costs	**$ 1,310,895**
Equity market capitalization	
Shares outstanding - common	39,676,828
Price per share at quarter end	$ 138.06
Total equity market capitalization	**$ 5,477,783**
Total market capitalization (debt and equity) [2]	**$ 6,791,879**
Total debt / total market capitalization [2]	**19.3%**

[1] *These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps*

[2] *Before deducting unamortized debt issuance costs*

Page 19 of 24

  Page 20 of 24 Continuous Common Equity Program Through December 31, 2020 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 105,837 141.73$ 15,000$ (266)$ 14,734$ 2nd Quarter 243,621 123.14 30,000 (353) 29,647 3rd Quarter 238,086 133.27 31,729 (367) 31,362 4th Quarter 122,380 140.62 17,209 (289) 16,920 TOTAL 2020 709,924 132.32$ 93,938$ (1,275)$ 92,663$ (1) As of February 9, 2021, the Company had common shares with an aggregate gross sales price of $656.1 million authorized and remaining for issuance under its continuous common equity program.

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios

($ in thousands)
(Unaudited)

	Quarter Ended December 31, 2020	Years Ended December 31, 2020	2019	2018	2017	2016
EBITDAre	$ 63,547	$ 245,669	221,517	200,788	180,214	166,463
Debt	1,310,895	1,310,895	1,182,602	1,105,787	1,108,282	1,101,333
DEBT-TO-EBITDAre RATIO	**5.16**	**5.34**	**5.34**	**5.51**	**6.15**	**6.62**

	Quarter Ended December 31, 2020	Years Ended December 31, 2020	2019	2018	2017	2016
EBITDAre	$ 63,547	$ 245,669	221,517	200,788	180,214	166,463
Adjust for acquisitions as if owned for entire period	399	1,906	5,590	1,909	859	991
Adjust for development and value-add properties in lease-up or under construction	(858)	(1,327)	(2,072)	(304)	(679)	(939)
Adjust for properties sold during the period	(255)	(1,081)	(3,812)	(474)	(1,031)	(1,308)
Pro Forma EBITDAre	$ 62,833	$ 245,167	221,223	201,919	179,363	165,207
Debt	$ 1,310,895	$ 1,310,895	1,182,602	1,105,787	1,108,282	1,101,333
Subtract development and value-add properties in lease-up or under construction	(225,964)	(225,964)	(315,794)	(149,860)	(130,505)	(101,520)
Adjusted Debt	$ 1,084,931	$ 1,084,931	866,808	955,927	977,777	999,813
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO	**4.32**	**4.43**	**3.92**	**4.73**	**5.45**	**6.05**

Page 21 of 24

EASTGROUP PROPERTIES
Outlook for 2021
(Unaudited)

	Low Range		High Range	
	Q1 2021	Y/E 2021	Q1 2021	Y/E 2021
	(In thousands, except per share data)			
Net income attributable to common stockholders	$ 23,856	101,502	25,450	105,528
Depreciation and amortization	30,840	125,363	30,840	125,363
Funds from operations attributable to common stockholders	$ 54,696	226,865	56,290	230,891
Diluted shares	39,861	40,262	39,861	40,262
Per share data (diluted):				
Net income attributable to common stockholders	$ 0.60	2.52	0.64	2.62
Funds from operations attributable to common stockholders	1.37	5.63	1.41	5.73

The following assumptions were used for the mid-point:

Metrics	**Initial Guidance for Year 2021**	**Actual for Year 2020**
FFO per share	$5.63 - $5.73	$5.38
FFO per share increase over prior year	5.6%	8.0%
Same PNOI growth: cash basis [(1)]	3.5% - 4.5%[(2)]	3.2%
Average month-end occupancy	95.9% - 96.9%	96.7%
Lease termination fee income	$585,000	$709,000
Reserves for uncollectible rent (No identified bad debts for 2021)	$1.8 million	$2.8 million
Development starts:		
Square feet	2.0 million	851,000
Projected total investment	$205 million	$91 million
Value-add property acquisitions (Projected total investment)	$35 million	$29 million
Operating property acquisitions	$30 million	$49 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$60 million	$21 million
Unsecured debt closing in period	$250 million at 2.70% weighted average interest rate	$275 million at 2.56% weighted average interest rate
Common stock issuances	$140 million	$94 million
General and administrative expense	$16.2 million	$14.4 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations. Includes rental income for executed deferral agreements that qualify for the modified COVID-19-related guidance provided by the FASB.

(2) Includes properties which have been in the operating portfolio since 1/1/20 and are projected to be in the operating portfolio through 12/31/21; includes 41,043,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non- GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period.   Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets.   Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

  Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2019 through December 31, 2020. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.